Loss per share	6 Months Ended
Jun. 30, 2023
Loss per share
Loss per share

20. Loss per share

Basic and diluted loss per share is calculated by dividing the loss attributable to equity holders of the Company by the weighted average number of shares in issue during the period excluding treasury shares.

	For the three months		For the six months
	ended June 30,		ended June 30,
	2023	2022	2023	2022
Loss attributable to equity holders of the Company	(2,675,152)	(7,221,252)	(5,082,321)	(13,044,987)
Weighted average number of shares in issue	72,188,376	37,467,005	66,731,134	37,891,408
Basic and diluted loss per share	(0.04)	(0.19)	(0.08)	(0.34)

The Company has four categories of dilutive potential shares: treasury shares, equity sharing certificates (“ESCs”), share options and warrants which have been ignored in the calculation of the loss per share for the three-month and six-month periods ended June 30, 2023 and 2022, as they would be antidilutive.